Exhibit 10.1

CREDIT FACILITY AGREEMENT AMENDMENT 2

This CREDIT FACILITY AGREEMENT AMENDMENT 2 (“Amendment 2”) is made as of December 30, 2015 by and among TRANSCAT, INC. (“Borrower”), a corporation formed under the laws of the State of Ohio with offices at 35 Vantage Point Drive, Rochester, New York 14624, and MANUFACTURERS AND TRADERS TRUST COMPANY (“Lender”), a New York banking corporation, with offices at 255 East Avenue, Rochester, New York 14604.

WHEREAS, Borrower and Lender are parties to a Credit Facility Agreement dated September 20, 2012, as amended by Credit Facility Agreement Amendment 1 dated August 26, 2014 (as amended, modified and supplemented from time to time, the “Credit Agreement”), pursuant to which the Lender has made certain loans and financial accommodations available to Borrower;

WHEREAS, Borrower has requested that the Lender amend the Credit Agreement to increase the limit of permitted acquisitions, and the Lender is willing to accommodate Borrower's request on the terms and conditions hereinafter set forth;

WHEREAS, Borrower is entering into this Amendment 2 with the understanding and agreement that, except as specifically provided herein, none of the Lender’s rights or remedies as set forth in the Credit Agreement or any other Loan Document is being waived or modified by the terms of this Amendment 2;

NOW, THEREFORE, in consideration of the agreements and provisions herein contained, effective on the Amendment 2 Effective Date (defined below), the parties hereby agree as follows:

1. Definitions. Any capitalized term used but not otherwise defined in this Amendment 2 shall have the meaning ascribed to such term in the Credit Agreement, and the interpretations set forth in the Credit Agreement shall apply to this Amendment 2.

2. Amendments to Credit Agreement. Subject to Section 3 below, effective on the Amendment 2 Effective Date, the Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended to add the following definitions:

“Amendment 2” means Credit Facility Agreement Amendment 2 made between Borrower and Lender effective as of the Amendment 2 Effective Date.

“Amendment 2 Effective Date” means December 30, 2015.

(b) Section 1.1 of the Credit Agreement is hereby amended to modify subsection (k) of the definition of “Permitted Acquisition” to read in its entirety as follows:

(k)	no more than an aggregate of $17,000,000 for the Fiscal Year ending March 31, 2016, and $15,000,000 for each Fiscal Year ending thereafter, of Acquisitions shall have been financed, directly or indirectly, with the Revolving Credit Facility.

3. Conditions to Effectiveness of this Amendment 2. This Amendment 2 is subject to satisfaction of each of the following conditions to the satisfaction of the Lender:

(a) The Lender shall have received such Loan Documents as Lender may request, in form and substance satisfactory to the Lender, including a Reaffirmation of Guaranties and Security Agreements.

(b) The Borrower shall have delivered evidence satisfactory to the Lender of the due authorization, execution, delivery and performance of Amendment 2 and the related Loan Documents.

(c) The Borrower shall have delivered to the Lender a certificate of good standing from appropriate governmental officials to the effect that it is validly subsisting in good standing in its jurisdiction of formation.

4. Representations and Warranties. In order to induce Lender to enter into this Amendment 2 and take the other actions provided for herein, Borrower represents and warrants to each Lender that the following statements are true and correct in all respects:

(a) Authority. Each of the Loan Parties has the requisite corporate power and authority to execute and deliver this Amendment 2 and any other Loan Documents delivered in connection therewith, and to perform its obligations hereunder and under such Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by each of the Loan Parties of this Amendment 2 and the other Loan Documents delivered in connection herewith have been duly approved by all necessary corporate or company action and no other corporate or company proceedings are necessary to consummate such transactions.

(b) Enforceability. This Amendment 2 and the related Loan Documents have been duly executed and delivered by the Loan Parties. This Amendment 2 and the related Loan Documents are the legal, valid and binding obligations of the Loan Parties, enforceable against each of them respectively in accordance with their terms, and are in full force and effect.

(c) Representations and Warranties. The representations and warranties contained in the Credit Agreement and in this Amendment 2 are correct on and as of the date hereof as though made on and as of the date hereof other than such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof, all of which shall have been true and correct as of the applicable stated date.

(d) Litigation. Except as set forth on Schedule 4(d), as of the date hereof there is no action, suit or proceeding at law or in equity by or before any court or any Governmental Authority pending or, to the knowledge of the Loan Parties threatened against or affecting the Loan Parties.

(e) No Contravention. The execution, delivery and performance of this Amendment 2 by the Borrower have received all necessary governmental approvals, if any, and do not contravene any law of contractual restrictions binding on Borrower.

(f) No Default. No event has occurred and is continuing that constitutes a Default or an Event of Default.

5. General Confirmations and Amendments.

(a) Continuing Effect. Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects.

(b) No Waiver. The execution, delivery and effectiveness of this Amendment 2 shall not, except as expressly provided herein, operate as a modification, acceptance or waiver of any right, power or remedy of the Lender under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents, except as specifically set forth herein.

(c) Reference to and Effect on the Loan Documents. Upon and after the effectiveness of this Amendment 2, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment 2, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

6. Miscellaneous.

(a) Governing Law. This Amendment 2 shall be governed by, and construed in accordance with, the internal laws of the State of New York.

(b) Severability. The provisions of this Amendment 2 are severable, and if any subsection or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Amendment 2 in any jurisdiction.

(c) Counterparts. This Amendment 2 may be executed in any number of counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

(d) Binding Effect; Assignment. This Amendment 2 shall be binding upon and inure to the benefit of Borrower and the Lender and their respective successors and assigns; provided, however, that the rights and obligations of Borrower under this Amendment 2 shall not be assigned or delegated without the prior written consent of the Lender.

IN WITNESS WHEREOF, the parties have caused this Amendment 2 to be executed by their duly authorized representatives by their signatures below as of the date first above written.

[Signature Pages Follow]

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ Curt S. Provenzo
Curt S. Provenzo
Vice President

TRANSCAT, INC.

By:	/s/ John J. Zimmer
John J. Zimmer
Senior Vice President of Finance,
Chief Financial Officer and
Corporate Secretary

SCHEDULE 4(e)
LITIGATION

None